INCOME AND MINING TAXES - Calculation of expense by applying the Canadian statutory income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense at statutory income tax rate	$ 613,358	$ 290,010
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	101,433	121,404
Impact of foreign tax rates and change in future tax rates	23,460	(5,106)
Permanent differences	(300,567)	32,231
Impact of foreign exchange on deferred income tax balances	(45,412)	6,635
Other	25,490
Total income and mining taxes expense	$ 417,762	$ 445,174